UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 7, 2021

EOG RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9743	47-0684736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Bagby, Sky Lobby 2
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)

713-651-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EOG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EOG RESOURCES, INC.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c), (d) On June 7, 2021, the Board of Directors (Board) of EOG Resources, Inc. (EOG) appointed Ezra Y. Yacob as Chief Executive Officer and principal executive officer of EOG and as a member of the Board of EOG, in each case effective October 1, 2021.

Also on June 7, 2021, the Board appointed Lloyd W. Helms, Jr., currently Chief Operating Officer of EOG, as President and Chief Operating Officer of EOG, effective October 1, 2021.

William R. Thomas, who has served as the Chief Executive Officer of EOG since July 2013 and as EOG’s Chairman of the Board since January 2014, will retire as Chief Executive Officer and principal executive officer of EOG and as an employee of EOG, in each case effective September 30, 2021. Mr. Thomas will continue to serve as a member of the Board and, effective October 1, 2021, will assume the role of non-executive Chairman of the Board.

Mr. Yacob, 45, has served as President of EOG since January 2021 and previously served as Executive Vice President, Exploration and Production of EOG from December 2017 to January 2021. Mr. Yacob also previously served as Vice President and General Manager of EOG’s Midland, Texas office from May 2014 to December 2017 and in various other geoscience and leadership positions since joining EOG in August 2005.

Mr. Helms, 63, has served as Chief Operating Officer of EOG since December 2017 and previously served as Executive Vice President, Exploration and Production of EOG from August 2013 to December 2017 and as EOG’s Executive Vice President, Operations from February 2012 to August 2013. Prior to that, Mr. Helms held positions of increasing responsibility in multiple EOG offices since joining a predecessor of EOG in February 1981.

For additional information and discussion, see the press release issued by EOG on June 7, 2021, which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

99.1    Press Release of EOG Resources, Inc. dated June 7, 2021.

104    Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC. (Registrant)

Date: June 7, 2021	By:	/s/ TIMOTHY K. DRIGGERS Timothy K. Driggers Executive Vice President and Chief Financial Officer (Principal Financial Officer and Duly Authorized Officer)
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